EXHIBIT 10(q)



                                 USG CORPORATION
                           STOCK COMPENSATION PROGRAM
                           FOR NON-EMPLOYEE DIRECTORS
                            (as amended and restated)



Article 1.        Establishment, Purpose, and Duration

         1.1 Establishment of the Plan. USG Corporation, a Delaware corporation (the "Corporation"), hereby amends and restates in its entirety the non-employee director incentive stock compensation plan known as the "USG Corporation Stock Compensation Program for Non-Employee Directors" (herein, as so amended and restated, called the "Plan"), as set forth in this document. The Plan provides for the annual grant of shares of the common stock of the Corporation ("Shares") to non-employee directors and for the acquisition of Deferred Stock Units (as herein defined) by non-employee directors, subject to the terms and provisions set forth herein.

         Upon approval by the Board of Directors of the Corporation, the Plan shall become effective as of July 1, 1997 (the "Effective Date"), and shall remain in effect as provided in Section 1.3 herein.

         The Plan is intended as a replacement for certain compensation arrangements for non-employee directors in effect prior to the Effective Date, including the Plan prior to this amendment and restatement, and the Corporation's Directors' Deferred Fee Plan (collectively, the "Prior Programs"). The Prior Programs will continue to apply in the future only with respect to applicable compensation earned by non-employee directors for periods of service prior to July 1, 1997.

         1.2. Purpose of the Plan. The purpose of the Plan is to promote the achievement of long-term objectives of the Corporation by linking the personal interests of non-employee directors to those of the Corporation's stockholders and to attract and retain non-employee directors of outstanding competence.

         1.3 Duration of the Plan. The Plan will commence as of the Effective Date and shall remain in effect until terminated or amended by the Board of Directors pursuant to Article 9.


Article 2.        Definitions

         In addition to the terms defined in the Plan, these terms shall have the meanings set forth below:

         (a) "Deferred Stock Unit" or "Unit" means an award acquired by a Participant as a measure of participation under the Plan, and having a value which changes in direct relation to changes in the value in the relevant number of Shares during the applicable period.

         (b) "Fair Market Value" shall equal the mean of the high and low sales prices of a Share on The New York Stock Exchange on the relevant date, or, if there were no sales on such date, on the last trading date preceding the relevant date.


Article 3.        Administration

         3.1 The Committee on Directors. The Plan shall be administered by the Committee on Directors (the "Committee") of the Board of Directors of the Corporation, subject to the restrictions set forth in the plan.

         3.2 Administration by the Committee. The Committee shall have the full power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. In no event, however, shall the Committee have the power to determine Plan eligibility, or to determine the number, the value, the vesting period, or the timing of awards to be made under the Plan (all such determinations being automatic pursuant to the provisions of the Plan).

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the Plan, and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Corporation, its shareholders, employees, directors, Participants, and their estates and beneficiaries.


Article 4.        Participation.


         4.1 Participation. Persons eligible to participate in the Plan are limited to non-employee directors who are serving on the Board on the date of each scheduled award under the Plan ("Participants").


Article 5.        Annual Equity Grants for Participants.

         5.1 Annual Equity Grants. Commencing July 1, 1998, each Participant shall receive an annual equity grant of five hundred (500) Shares on July 1 each year, or a proportionate share of such grant based on full months of service as a non-employee director since the prior July 1. In lieu of issuing fractional Shares, the Corporation shall round up to the nearest full Share.

         5.2 Timing of Payout.  Certificates for Shares awarded pursuant to this
Article 5 shall be issued as soon as administratively practicable following July 1 each year.

         5.3 Deferral Election. In lieu of receiving his or her annual equity grant in Shares, any Participant may elect to receive all or a portion of any such grant in the form of Deferred Stock Units. Any such election shall be made pursuant to Article 7.

         5.4 Biennial Review. The Committee shall conduct a biennial review of the appropriateness of the annual equity awards granted pursuant to this Article
5. In the event the Committee determines that an adjustment in the amount of equity awards pursuant to this Article 5 is appropriate, the Committee shall make a recommendation to the Board for an appropriate amendment.


Article 6.        Retainer Share Payments

         6.1 Portion of Retainers Paid in Shares. During the term of this Plan, each Participant shall receive twenty-five percent (25%) of his or her annual retainer for board service in the form of Shares, payable as the third quarter installment of such annual retainer.

         6.2 Number of Shares Paid. The number of Shares to be issued pursuant to Section 6.1 will be determined on September 25th of each year (or the next trading date if such date is not a date on which shares are traded on The New York Stock Exchange), and shall equal twenty-five percent (25%) of the then current annual retainer for board service, divided by the Fair Market Value of a Share on such date. In lieu of issuing fractional Shares, the Corporation shall round up to the nearest full share.

         6.3 Timing of Payout.  Certificates for Shares payable pursuant to this
Article 6 shall be issued as soon as administratively practicable following the conclusion of the third calendar quarter.


Article 7.        Annual Deferral Opportunity

         7.1 Termination of Prior Programs; Deferral of Retainers and Meeting Fees. The Prior Programs are hereby terminated. In lieu thereof, any Participant may elect during the term of this Plan to receive all or a portion of the cash component of his or her annual retainer or meeting fees for board service in the form of Deferred Stock Units. Any Participant may also elect to receive all or a portion of his or her annual equity grant awarded pursuant to Section 5.1 in the form of Deferred Stock Units. Elections to receive Deferred Stock Units shall be irrevocable and shall be subject to the provisions of this Article 7 and Article 8.

         7.2 Annual Deferral Election. Any election to receive all or a portion of the cash component of a Participant's annual retainer, meeting fees or annual equity grant in the form of Deferred Stock Units shall be made by December 1 for all payments to be made in the succeeding calendar year. Each new Participant shall make his or her election upon election to the Board. Deferral elections may only be made in ten percent (10%) increments.

         7.3 Number of Deferred Stock Units. The number of Deferred Stock Units to be granted in connection with an election pursuant to Section 7.2 shall equal
(x) the number of Shares being deferred, in the case of annual equity grants, and (y) the dollar value of the portion of the annual retainer and meeting fees being deferred, divided by the Fair Market Value of a Share on the last day of the applicable quarter, in the case of installments of annual retainers, or the applicable meeting date, in the case of meeting fees.

         7.4 Vesting of Deferred Stock Units. Subject to the terms of this Plan, all Deferred Stock Units acquired under this Article 7 shall vest upon the acquisition of such Deferred Stock Units.


Article 8.        Deferred Stock Units

         8.1 Value of Deferred Stock Units. Each Deferred Stock Unit shall have a value that is equal to the Fair Market Value of a Share on the relevant valuation date, it being understood that subsequent to the date of an award or acquisition of a Deferred Stock Unit, its value shall change in direct relationship to changes in the Fair Market Value of a Share.

         8.2 Dividend Equivalents. Dividend equivalents shall be earned on Deferred Stock Units provided under this Plan and shall be converted into an equivalent amount of Deferred Stock Units based upon the value of a Deferred Stock Unit on the payment date of the related dividend. The converted Deferred Stock Units will be fully vested upon conversion.

         8.3 Timing and Amount of Payout. Except as provided otherwise in the Plan, the amount payable to a Participant shall be the aggregate value of the Participant's vested Deferred Stock Units, if any, on the date that the Participant terminates his or her service on the Board, normally payable in cash in a lump sum within thirty (30) days following the Participant's termination of service on the Board. In lieu of a lump sum payment, a Participant may elect, in a writing filed with the Corporate Secretary of the Corporation prior to termination of his or her Board service, to receive payment of such amount in cash in two installments. The first installment, equal to fifty percent (50%) of such amount, shall be made within thirty (30) days following the Participant's termination of service on the Board. The second installment, including interest credited at the prime interest rate of The First National Bank of Chicago in effect on the date of such termination, shall be made one year after the first installment.

         8.4 Deferred Stock Unit Account. A Deferred Stock Unit Account (the "Account") shall be established and maintained by the Corporation for each Participant receiving Deferred Stock Units under the Plan. As the value of each Deferred Stock Unit changes pursuant to Section 8.1, the Account established on behalf of each Participant shall be adjusted accordingly. Each Account shall be the record of the Deferred Stock Units granted to the Participant under Article 7 of the Plan, shall be maintained solely for accounting purposes, and shall not require a segregation of any Corporation assets.

         8.5 Annual Reports. Participants with Deferred Stock Units shall receive annual reports providing detailed information about their Accounts and changes in their Accounts during the preceding year.


Article 9.        Amendment, Modification, and Termination

         9.1 Amendment, Modification, and Termination. The Board may terminate, amend, or modify the Plan at any time and from time to time.

         9.2 Awards Previously Granted. Unless required by law, no termination, amendment, or modification of the Plan shall in any material manner adversely affect any award previously provided under the Plan, without the written consent of the Participant holding such award.


Article 10.       Miscellaneous

         10.1 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         10.2 Benefit Transfers. The interests of any Participant or beneficiary entitled to payments hereunder shall not be subject to attachment or garnishment or other legal process by any creditor of any such Participant or beneficiary nor shall any such Participant or beneficiary have any right to alienate, anticipate, commute, pledge, encumber, or assign any of the benefits or rights which he or she may expect to receive, contingently or otherwise under this Plan except as may be required by the tax withholding provisions of the Internal Revenue Code of 1986 ("Code") or of a state's income tax act. Notwithstanding the foregoing, amounts payable with respect to a Participant hereunder may be paid as follows:

         (a) Payments with respect to a disabled or incapacitated person may be paid to such person's legal representative for such person's benefit, to a custodian under the Uniform Gifts or Transfers to Minors Act of any state, or to a relative or friend of such person for such person's benefit; and

         (b) Transfers by the Participant to a grantor trust established pursuant to Sections 674, 675, 676 and 677 of the Code for the benefit of the participant or a person or persons who are members of his or her immediate family (or for the benefit of their descendants) shall be recognized and given effect, provided that any such transfer has not been disclaimed prior to the payment, and the trustee of such trust certifies to the Committee that such transfer occurred without any payment of consideration for such transfer.

         10.3 Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in the event of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form as provided in Appendix A hereto, and will be effective only when filed by the Participant in writing with the Corporate Secretary of the Corporation, acting on behalf of the Board, during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         10.4 No Right of Nomination. Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any director for reelection by the Corporation's shareholders.


         10.5 Shares Available. The Shares delivered under the Plan may be either treasury shares, originally issued Shares, or Shares that have been reacquired by the Corporation, including shares purchased in the open market.

         10.6 Stock Splits/Stock Dividends. In the event of any change in the outstanding Shares of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of Shares, or the like, the aggregate number of and class of Shares and Deferred Stock Units awarded hereunder may be appropriately adjusted by the Committee, whose determination shall be conclusive.

         10.7 Successors. All obligations of the Corporation under the Plan with respect to awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

         10.8 Requirements of Law. The granting of awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         10.9 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.



Chicago, Illinois
July 1, 1997

APPENDIX A

                                 USG CORPORATION
                           STOCK COMPENSATION PROGRAM
                           FOR NON-EMPLOYEE DIRECTORS


--------------------------------------------------------------------------------

                               Name (Please Print)

In the event of my death, the following person is to receive any benefits payable under the USG Corporation Stock Compensation Program for Non-Employee Directors ("Plan").

NOTE: The primary beneficiary(ies) will receive your Plan benefits. If more than one primary beneficiary is indicated, the benefits will be split among them equally. If you desire to provide for distribution of benefits among primary beneficiaries on other than an equal basis, please attach a sheet explaining the desired distribution in full detail. If the primary beneficiary(ies) is no longer living, the secondary beneficiary(ies) will receive the benefits, in a similar manner as described above for the primary beneficiary(ies).

           o Primary Beneficiary              o Secondary Beneficiary


--------------------------------------------------------------------------------
Last Name                   First              M.I.                 Relationship

--------------------------------------------------------------------------------
Street Address                              City, State, Zip Code

--------------------------------------------------------------------------------
Beneficiary Social Security or Tax ID Number


            o Primary Beneficiary              o Secondary Beneficiary


--------------------------------------------------------------------------------
Last Name                           First       M.I.                Relationship

--------------------------------------------------------------------------------
Street Address                               City, State, Zip Code

--------------------------------------------------------------------------------
Beneficiary Social Security or Tax ID Number


If a trust or other arrangement is listed above, include name, address, and date of arrangement below:

--------------------------------------------------------------------------------
Name                                 Address                             Date

o For additional beneficiary, check here and attach an additional sheet of paper.

This supersedes any beneficiary designation previously made by me under this Plan. I reserve the right to change the beneficiary at any time.



---------------------------      Date: ---------------------------
Sign Your Full Name Here

---------------------------
Your Social Security Number


Date received by USG Corporation By: ----------------------

                            ANNUAL DEFERRAL ELECTION
                                 USG CORPORATION
                           STOCK COMPENSATION PROGRAM
                                       FOR
                             NON-EMPLOYEE DIRECTORS


         The undersigned Participant in the USG Corporation Stock Compensation Program for Non-Employee Directors hereby makes the following election:

     (1) Annual equity grant. The amount of percent (to 100% in10% increments) of my annual equity grant payable to me after January 1, 1998 and through December 31, 1998 shall be deferred. Such amount shall be credited to a Deferred Stock Unit Account established and maintained for my benefit under the terms of the Plan.

     (2) Cash annual retainer payments. The amount of percent (to a maximum of 100% in 10% increments) of my director's annual retainer payable to me in cash after January 1, 1998 and through December 31, 1998 shall be deferred. Such amount shall be credited to a Deferred Stock Unit Account established and maintained for my benefit under the terms of the Plan.

     (3) Cash meeting fee payments. The amount of percent (to 100% in 10% increments) of my director's cash meeting fees payable to me after January 1, 1998 and through December 31, 1998 shall be deferred. Such amount shall be credited to a Deferred Stock Unit Account established and maintained for my benefit under the terms of the Plan.

     I acknowledge that this irrevocable election and my rights hereunder are subject to the terms and conditions of the USG Corporation Stock Compensation Program for Non-Employee Directors.



Date:
     ---------------------------


Signature of Participant:
                         -------------------------------



Name of Participant:
                    ------------------------------------


--------------------------------------------------------------------------------
First             Middle                Last              Social Security Number



RETURN THIS ELECTION ALONG WITH THE USG CORPORATION STOCK COMPENSATION PROGRAM
FOR NON-EMPLOYEE DIRECTORS BENEFICIARY FORM TO:   DEAN H. GOOSSEN, CORPORATE
SECRETARY.

              EXECUTIVE SUMMARY OF KEY ELEMENTS: STOCK COMPENSATION
                       PROGRAM FOR NON-EMPLOYEE DIRECTORS


         I.       Annual Grant of Stock

                  An annual grant, presently set at 500 shares, will be issued each July 1st to non-employee directors in service at the time of the grant. Those directors who have served less than 12 full months, counted from the prior July 1st, will receive a pro-rated grant as provided by the Plan. Directors will have the option of deferring all or a portion of the annual grant by conversion of the deferred portion into "deferred stock units" on a one Share/one unit basis. Deferred share units will fluctuate in value and become taxable as described in III below and be paid out in cash as described in IV below. Portions of the annual grant not converted into deferred stock units become taxable compensation at the time the grant is issued.

         II.      Annual Retainer

                  The current annual retainer is $26,000. The new Plan continues the requirement that one-quarter of this retainer be paid in the form of USG Shares, payable as the third quarter installment. These shares are delivered as soon as is practical following the September 25th valuation date. No deferral of these shares is permitted and they thus become a taxable compensation item at the time of their delivery.

         III.     Annual Deferral Opportunities

                  The  remainder  of the annual  retainer as well as all meeting and committee fees are paid in cash but may be deferred, in part or in whole (in 10% increments) upon your election. If a deferral election is made, the portion of the cash compensation so deferred will be converted to "deferred stock units" whose initial value will be equivalent to the cash compensation deferred. These deferred stock units will fluctuate in value exactly as the value of a USG Share fluctuates. In addition, your deferred stock unit account will be credited with dividend equivalents. Any compensation deferred under this plan will not be taxable until actually paid out (subsequent to retirement).

         IV.      Timing of Deferred Stock Unit Account Pay-out

                  Your Deferred Stock Unit account balance will be paid out in cash in a lump sum within thirty days of your retirement unless you elect in writing to receive your payment in two installments. If the installment method is elected, the first installment equal to fifty percent of such amount will be paid within thirty days of the date of retirement and the second installment one year later. During the intervening year your remaining account balance will be credited with earnings at the prime rate of The First National Bank of Chicago. You will have a taxable event upon each payout.